                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DISCOVER CARD MASTER TRUST I
             (Exact name of registrant as specified in its charter)

         Delaware                    0-23108                 Not required
         --------                    -------                 ------------
(State of organization)     (Commission File Number)       (I.R.S. Employer
                                                          Identification No.)
c/o Discover Bank
12 Read's Way
New Castle, Delaware                                            19720
--------------------                                            -----
(Address of principal                                         (Zip Code)
executive offices)

                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(b) OF THE ACT:


                                                      Name of each exchange
Title of each class                                   on which each class
to be so registered                                   is to be registered
-------------------                                   -------------------
     None                                                    None


                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(g) OF THE ACT:


Series 2003-1 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates
Series 2003-1 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates
Series 2003-1 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates
Series 2003-1 3.45% Class B, Subseries 2 Credit Card Pass-Through Certificates Series 2003-1 Floating Rate Class A, Subseries 3 Credit Card Pass-Through Certificates
Series 2003-1 Floating Rate Class B, Subseries 3 Credit Card Pass-Through Certificates
                                (Title of Class)


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Item 1.    Description of Registrant's Securities to be Registered.

                  Item 1 incorporates by reference "The Certificates" on pages 17 to 32 of the Prospectus dated January 10, 2003 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-57556) and "The Certificates" on pages S-35 to S-50 of the Prospectus Supplement dated January 10, 2003 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-57556).

Item 2.    Exhibits

                  Exhibit 4.1(a) Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1 of Discover Card Master
                                            Trust I's Registration Statement on
                                            Form S-1 (Registration No.
                                            33-71502), filed on November 10,
                                            1993).

                  Exhibit 4.1(b) First Amendment to Pooling and Servicing Agreement, dated as of August 15, 1994, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.4 of Discover Card Master
                                            Trust I's Current Report on Form
                                            8-K, dated August 1, 1995 and filed
                                            on August 10, 1995, File No.
                                            0-23108).

                  Exhibit 4.1(c) Second Amendment to Pooling and Servicing Agreement, dated as of February 29, 1996, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.4 of Discover Card Master
                                            Trust I's Current Report on Form
                                            8-K, dated April 30, 1996 and filed
                                            on May 1, 1996, File No. 0-23108).

                  Exhibit 4.1(d) Third Amendment to Pooling and Servicing Agreement, dated as of March 30, 1998, between Discover Bank

                                     Page 2
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                                            (formerly Greenwood Trust Company)
                                            as Master Servicer, Servicer and
                                            Seller and U.S. Bank National
                                            Association (formerly First Bank
                                            National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1(d) of Discover Card
                                            Master Trust I's Registration
                                            Statement on Form 8-A filed April
                                            13, 1998, File No. 0-23108).

                  Exhibit 4.1(e) Fourth Amendment to Pooling and Servicing Agreement, dated as of November 30, 1998, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1 of Discover Card Master
                                            Trust I's Current Report on Form 8-K
                                            dated November 30, 1998, File No.
                                            0-23108).

                  Exhibit 4.1(f) Fifth Amendment to Pooling and Servicing Agreement, dated as of March 30, 2001, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1 of Discover Card Master
                                            Trust I's Current Report on Form 8-K
                                            dated March 30, 2001, File No.
                                            0-23108).

                  Exhibit 4.2 Series Supplement, dated as of January 22, 2003, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, with respect to Series 2003-1, including a form of Class A, Subseries 1 Certificate, a form of Class B, Subseries 1 Certificate, a form of Class A , Subseries 2 Certificate, a form of Class B, Subseries 2 Certificate, a form of Class A, Subseries 3
                                            Certificate and a form of Class B,
                                            Subseries 3 Certificate
                                            (incorporated by reference to
                                            Exhibit 4.1 of Discover Card Master
                                            Trust I's Current Report on Form
                                            8-K, dated January 22, 2003).

                  Exhibit 99.1 Prospectus Supplement dated January 10, 2003 and Prospectus dated
                                            January 10, 2003 with respect to the

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                                            Floating Rate Class A, Subseries 1
                                            Credit Card Pass-Through
                                            Certificates, the Floating Rate
                                            Class B, Subseries 1 Credit Card
                                            Pass-Through Certificates, the
                                            Floating Rate Class A, Subseries 2
                                            Credit Card Pass-Through
                                            Certificates, the 3.45% Class B,
                                            Subseries 2 Credit Card Pass-Through
                                            Certificates, the Floating Rate
                                            Class A, Subseries 3 Credit Card
                                            Pass-Through Certificates and the
                                            Floating Rate Class B, Subseries 3
                                            Credit Card Pass-Through
                                            Certificates of Discover Card Master
                                            Trust I, Series 2003-1.


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                                    Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Discover Card Master Trust I
                                       (Registrant)

                                    By:  Discover Bank
                                             (Originator of the Trust)


Dated: January 22, 2003                  By: /s/ MICHAEL F. RICKERT
                                             ----------------------------------
                                             Michael F. Rickert
                                             Vice President, Chief Accounting
                                             Officer and Treasurer



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                                  EXHIBIT INDEX


    Exhibit No.                                                                                              Page
    -----------                                                                                              ----
      4.1(a)                    Pooling and Servicing Agreement, dated as of October 1, 1993,                 ---
                                between Discover Bank (formerly Greenwood Trust Company) as
                                Master Servicer, Servicer and Seller and U.S. Bank National
                                Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank,
                                National Association) as Trustee (incorporated by reference to
                                Exhibit 4.1 of Discover Card Master Trust I's Registration
                                Statement on Form S-1 (Registration No. 33-71502), filed on
                                November 10, 1993).

      4.1(b)                    First Amendment to Pooling and Servicing Agreement, dated as of               ---
                                August 15, 1994, between Discover Bank (formerly Greenwood Trust
                                Company) as Master Servicer, Servicer and Seller and U.S. Bank
                                National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly
                                Continental Bank, National Association) as Trustee (incorporated by reference to Exhibit 4.4 of Discover Card Master Trust I's
                                Current Report on Form 8-K, dated August 1, 1995 and filed on
                                August 10, 1995, File No. 0-23108).

      4.1(c)                    Second Amendment to Pooling and Servicing Agreement, dated as of            ---
                                February 29, 1996, between Discover Bank (formerly Greenwood
                                Trust Company) as Master Servicer, Servicer and Seller and U.S.
                                Bank National Association (formerly First Bank National
                                Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee
                                (incorporated by reference to Exhibit 4.4 of Discover Card
                                Master Trust I's Current Report on Form 8-K, dated April 30,
                                1996 and filed on May 1, 1996, File No. 0-23108).


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
      4.1(d)                    Third Amendment to Pooling and Servicing Agreement, dated as of             ---
                                March 30, 1998, between Discover Bank (formerly Greenwood Trust
                                Company) as Master Servicer, Servicer and Seller and U.S. Bank
                                National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly
                                Continental Bank, National Association) as Trustee (incorporated by reference to Exhibit 4.1(d) of Discover Card Master Trust I's
                                Registration Statement on Form 8-A filed April 13, 1998, File
                                No. 0-23108).

      4.1(e)                    Fourth Amendment to Pooling and Servicing Agreement, dated as of            ---
                                November 30, 1998, between Discover Bank (formerly Greenwood
                                Trust Company) as Master Servicer, Servicer and Seller and U.S.
                                Bank National Association (formerly First Bank National
                                Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee
                                (incorporated by reference to Exhibit 4.1 of Discover Card
                                Master Trust I's Current Report on Form 8-K dated November 30,
                                1998, File No. 0-23108).

      4.1(f)                    Fifth Amendment to Pooling and Servicing Agreement, dated as of             ---
                                March 30, 2001, between Discover Bank (formerly Greenwood Trust
                                Company) as Master Servicer, Servicer and Seller and U.S. Bank
                                National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly
                                Continental Bank, National Association) as Trustee (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's
                                Current Report on Form 8-K dated March 30, 2001, File No.
                                0-23108).

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
        4.2 Series Supplement, dated as of January 22, 2003, between Discover Bank as Master Servicer,
                                Servicer and Seller and U.S. Bank National
                                Association as Trustee, with respect to Series
                                2003-1, including a form of Class A, Subseries 1
                                Certificate, a form of Class B, Subseries 1
                                Certificate, a form of Class A , Subseries 2
                                Certificate, a form of Class B, Subseries 2
                                Certificate, a form of Class A, Subseries 3
                                Certificate and a form of Class B, Subseries 3
                                Certificate (incorporated by reference to
                                Exhibit 4.1 of Discover Card Master Trust I's
                                Current Report on Form 8-K, dated January 22,
                                2003).

       99.1                     Prospectus Supplement dated January 10, 2003 and
                                Prospectus dated January 10, 2003 with respect to the Floating Rate Class A, Subseries 1 Credit
                                Card Pass-Through Certificates, the Floating
                                Rate Class B, Subseries 1 Credit Card
                                Pass-Through Certificates, the Floating Rate
                                Class A, Subseries 2 Credit Card Pass-Through
                                Certificates, the 3.45% Class B, Subseries 2
                                Credit Card Pass-Through Certificates, the
                                Floating Rate Class A, Subseries 3 Credit Card
                                Pass-Through Certificates and the Floating Rate
                                Class B, Subseries 3 Credit Card Pass-Through
                                Certificates of Discover Card Master Trust I,
                                Series 2003-1.



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